Exhibit 10.6

EXECUTION VERSION

CONSENT

AND

AMENDMENT NO. 1

TO

SECURED PROMISSORY NOTE

This Consent and Amendment No. 1 to Secured Promissory Note (the “Consent and Amendment”) is entered into on June 9, 2023 between Accelerate Diagnostics, Inc., a Delaware corporation (the “Borrower”), and the Jack W. Schuler Living Trust (the “Holder”).

WHEREAS, on August 15, 2022, the Borrower issued a Secured Promissory Note (the “Note”) to the Holder in the principal amount of $34,933,500;

WHEREAS, Section 4(d) of the Note provides that any term of the Note may be amended or waived with the written consent of the Borrower and the Holder;

WHEREAS, Section 11.1 of that Security Agreement dated as of August 15, 2022 executed by the Borrower, as grantor, in favor of the Holder, as secured party (the “Security Agreement”), provides that no termination of the rights of the Holder shall be effective unless signed by the Borrower and the Holder;

WHEREAS, the execution of this Consent and Amendment shall constitute the consent of each of the undersigned to the amendment to the Note set forth herein; and

WHEREAS, the execution of this Consent and Amendment shall constitute the amendment to the Note in the manner set forth herein. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Note;

NOW, THEREFORE, for and in consideration the sufficiency of which is acknowledged, the Note is hereby amended as follows:

1.	Amendment

Section 1(a) of the Note is amended and restated in its entirety as follows:

“(a) Payments. All payments of interest and principal on this Note shall be in the form of common stock of the Borrower; provided that the amount of shares delivered shall be the number of shares of common stock (the “Exchange Shares”) that is obtained by dividing the total amount of such payment by $1.06, subject to adjustment in accordance with clause (c) below (the “Exchange Price”), rounded down to the nearest whole share. All payments shall be applied first to accrued interest, and thereafter to principal.”

2.	Termination of Security Agreement

The Holder hereby acknowledges and agrees that as of the date hereof:

(a)	any and all guarantees, liens, security interests, pledges, and collateral assignments of every type in property and assets of the Borrower created at any time in favor of the Holder under the Security Agreement shall be terminated and released with no further action on the part of the Holder or any other party;

(b)	Borrower (or its designees) shall be automatically authorized to file any UCC-3 termination statements with respect to each financing statement filed against Borrower for the benefit of Holder; and

(c)	Holder shall procure, deliver, or execute and deliver to the Borrower, from time to time, all further releases, certificates, instruments, and documents as may be reasonably requested by the Borrower or which are required to evidence the termination of the Security Agreement contemplated hereby, in each case in form reasonably acceptable to the Holder to evidence such matters, in each case at the sole cost and expense of the Borrower (including all reasonable attorneys’ fees and expenses).

This Consent and Amendment shall be effective upon the execution thereof by the parties hereto on June 9, 2023.

This Consent and Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware.

[SIGNATURE PAGES FOLLOW]

2

The parties have executed this Consent and Amendment as of the date first noted above.

BORROWER:

ACCELERATE DIAGNOSTICS, INC.

By:	/s/ Jack Phillips
Name: Jack Phillips
Title: President and Chief Executive Officer

Signature Page to Consent and Amendment

The parties have executed this Consent and Amendment as of the date first noted above.

HOLDER:

JACK W. SCHULER LIVING TRUST

By:	/s/ Jack W. Schuler
Name: Jack W. Schuler
Title: Trustee

Signature Page to Consent and Amendment